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                                                                    Exhibit 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the inclusion in this registration statement on Form S-8 of our report dated March 27, 1998, except for Notes 1 and 10, as to which the date is May 1, 1998, on our audits of the financial statements of MTI Vacations appearing in the prospectus of Global Vacation Group, Inc. dated July 31, 1998.

                                                  /s/ PricewaterhouseCoopers LLP

                                                  PricewaterhouseCoopers LLP

Chicago, Illinois
January 11, 1999